Supplement to the
Fidelity® Capital & Income Fund, Fidelity® Focused High Income Fund and Fidelity® High Income Fund
June 29, 2018
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Fidelity® Focused High Income Fund found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Mr. Weaver as of June 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$6,148	$1,095	$2,828
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Focused High Income Fund ($323 (in millions) assets managed).

As of June 30, 2018, the dollar range of shares of Fidelity® Focused High Income Fund beneficially owned by Mr. Weaver was none.

CAI-SPHB-18-01 1.718858.122	August 10, 2018